UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 12, 2020
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
799 West Coliseum Way
Midvale, Utah 84047
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.0001 par value	OSTK	NASDAQ Global Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)     On June 12, 2020, the Board of Directors (the “Board”) of Overstock.com, Inc. (“Overstock”) appointed William Nettles as a Class III member of the Board. Mr. Nettles’ term began upon his appointment and will run through Overstock’s annual meeting of stockholders in 2023. Mr. Nettles is the Co-Founder and Managing Partner of Invictus Growth Partners, a private equity firm that invests in and advises technology companies. As a director of Overstock, Mr. Nettles will participate in the same compensation program as the other non-employee members of the Board, as described under “Compensation of Directors” in Overstock’s proxy statement dated March 31, 2020 for its 2020 annual meeting of stockholders. Mr. Nettles is not being appointed to any committees of the Board at this time. Overstock also has entered into or intends to enter into an indemnification agreement with Mr. Nettles in substantially the same form as the indemnification agreements entered into by Overstock with each of its other non-employee directors. Mr. Nettles is not and has not been involved in any related-party transactions with Overstock required to be disclosed under Item 404 of Regulation S-K, and does not have any family relationships with any other director, executive officer, or any persons nominated for such positions.

Item 7.01 Regulation FD

On June 15, 2020, Overstock issued a press release regarding Mr. Nettles’ appointment as a member of the Board. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference to this Item 7.01.

The information set forth in this Item 7.01 including the information set forth in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

The following exhibit is furnished with this report:

99.1	Press Release dated June 15, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Vice President, Legal, and General Counsel
Date:	June 15, 2020